                            ASSIGNMENT AGREEMENT AND
                   AMENDMENT TO INCREASE AGGREGATE COMMITMENT

         This Assignment Agreement and Amendment to Increase Aggregate Commitment (this "Agreement") by and among Bank One, NA and Wachovia Bank, N.A. (each an "Assignor"), Dresdner Bank AG New York & Grand Cayman Branches (the "Assignee" or the "New Lender"), Acuity Brands, Inc., Acuity Lighting Group, Inc. and Acuity Specialty Products Group, Inc. (collectively, the "Borrowers"), and Bank One, NA, in its capacity as Administrative Agent under the Credit Agreement (as defined below) is dated as of May 14, 2002. The parties hereto agree as follows:

1. PRELIMINARY STATEMENT. Each Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2. ASSIGNMENT AND ASSUMPTION. Each Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from each Assignor, an interest in and to each Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased from each Assignor pursuant to this Agreement the percentage interest specified in Item 3 of Schedule 1 of all of such Assignor's outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of
         Schedule 1. The aggregate amount of the Commitment (or Outstanding Credit Exposure, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4(a) of
         Schedule 1.

3. EFFECTIVE DATE. The effective date of this Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Administrative Agent) after this Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignors on the Effective Date are not made on the proposed Effective Date.

4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of the Commitment and/or Outstanding Credit Exposure hereunder, the Assignee shall pay each Assignor, on the Effective Date, the amount agreed to by the Assignors and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the applicable Assignor any interest on Outstanding Credit Exposure and fees received from the Administrative Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee by such Assignor hereunder for periods prior to the Effective Date and not previously paid by the Assignee to such Assignor. In the event that any party hereto receives any payment to which any other party hereto is entitled under this

         Agreement, then the party receiving such amount shall promptly remit it to the applicable party hereto.

5. RECORDATION FEE. The recordation fee required to be paid to the Administrative Agent in connection with this Agreement is hereby waived.

6. REPRESENTATIONS OF EACH ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. Each Assignor, individually and not jointly, represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by such Assignor and (iii) the execution and delivery of this Agreement by such Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to any Assignor and that no Assignor makes any other representation or warranty of any kind to the Assignee. Neither any Assignor nor any of their respective officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including, without limitation, documents granting such Assignor and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon any Agent, the Arranger, any Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold each Assignor harmless against all losses, costs and expenses (including, but not limited to, reasonable attorneys' fees) and liabilities incurred by such Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Agreement, and
         (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

8.       INCREASE OF AGGREGATE COMMITMENT; REALLOCATION OF OUTSTANDING LOANS.

                  (A) Effective as of the Effective Date and subject to the Administrative Agent's receipt of duly executed copies of this Agreement from each of the parties hereto, the Credit Agreement is hereby amended pursuant to Section 2.23 thereof to increase the Aggregate Commitment to $105,000,000, and the Commitment of the New Lender (after giving effect to such increase of the Aggregate Commitment and the assignments from the Assignors to the Assignee contemplated in this Agreement) shall be $12,500,000. From and after the Effective Date, the New Lender shall be deemed to be a Lender for all purposes under the Credit Agreement.

                  (B) On the Effective Date, the Administrative Agent shall administer the reallocation of any outstanding Loans ratably among the Lenders after giving effect to the increase in the Aggregate Commitment contemplated by this Agreement. In connection with such reallocation, on the Effective Date, (a) each Lender party to the Credit Agreement prior to the effectiveness of this Agreement (each an "Existing Lender") shall be deemed to sell, grant, assign and convey to the New Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Existing Lender's right, title and interest in and to its outstanding Loans in the respective dollar amounts and percentages necessary so that, from and after such sale, each such Existing Lender's outstanding Loans shall equal such Existing Lender's Pro Rata Share (calculated after giving effect to the increase in the Aggregate Commitment contemplated by this Agreement) of the outstanding Loans, and (b) the New Lender hereby purchases and accepts such grant, assignment and conveyance from the Existing Lenders. The New Lender hereby agrees that its respective purchase price for the portion of the outstanding Loans purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, the New Lender's outstanding Loans shall equal the New Lender's Pro Rata Share (calculated after giving effect to the increase in the Aggregate Commitment contemplated by this Agreement) of the outstanding Loans. The New Lender shall pay such amount on the Effective Date by wire transfer of immediately available funds to the Administrative Agent, for the account of the Existing Lenders. The New Lender hereby acknowledges and agrees that the New Lender has entered into this Agreement and the Credit Agreement on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents.

9. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant that (i) this Agreement and the Credit Agreement as previously executed and as modified hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms and (ii) no Default or Unmatured Default has occurred and is continuing. Upon the effectiveness of this Agreement and after giving effect hereto, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date).

10. GOVERNING LAW. This Agreement shall be governed by the internal law, including 735 ILCS 105/5-1 et seq., but otherwise without regard to the law of conflicts, of the State of Illinois.

11. NOTICES. Notices shall be given under this Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the addresses set forth in the Credit Agreement, and, in the case of the Assignee, on the attachment to Schedule 1 hereto.

12. COUNTERPARTS; DELIVERY BY FACSIMILE. This Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE I
                                  to Agreement

1. Description and Date of Credit Agreement: 3-Year Revolving Credit Agreement, dated April 8, 2002, among Acuity Brands, Inc., a Delaware corporation (the "Company"), the Subsidiary Borrowers from time to time parties thereto, the Lenders named therein, and Bank One, NA (Main Office -- Chicago), as the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time

2.       Date of Agreement:  May 14, 2002

3.       Amounts (As of Date of Item 2 above):

        a.        Assignee's percentage of the     Percentage purchased by      Total percentage of
                  Aggregate Commitment             the Assignee under the       Assignee (after giving
                                                   Agreement (before giving     effect to the assignments
                                                   effect to the increase in    and increase in the
                                                   the Aggregate Commitment     Aggregate Commitment
                                                   contemplated by Section 8    contemplated by the
                                                   of the Agreement)            Agreement)

                                                   9.7560976%                   11.9047619%

        B.        Amount of the Aggregate          Amount Purchased From Bank   Amount Purchased From
                  Commitment purchased under       One, NA                      Wachovia Bank, N.A.
                  the Agreement
                                                   $5,000,000                   $5,000,000

4.       Assignee's Commitment:                    After giving effect to the   After giving effect to the
                                                   assignments contemplated     assignments and increase
                                                   by the Agreement             in the Aggregate
                                                                                Commitment contemplated by
                                                                                the Agreement

                                                   $10,000,000                  $12,500,000

5.       Proposed Effective Date:                  May 14, 2002

6.       Non-standard Recordation Fee
         Arrangement                               The recordation fee has
                                                   been waived.

Accepted and Agreed:

BANK ONE, NA, as an Assignor                 DRESDNER BANK AG NEW YORK & GRAND
                                             CAYMAN BRANCHES, as the Assignee


By: /s/ Timothy J. King                      By: /s/ Frank Fiorito
   ------------------------------               -------------------------------
Title: Director                              Title:


WACHOVIA BANK, N.A., as an Assignor


By: /s/ Karin E. Reel
   ------------------------------
Title: Vice President


ACCEPTED AND CONSENTED TO                    ACCEPTED AND CONSENTED TO


BY:                                          BY:
   ------------------------------               -------------------------------


ACUITY BRANDS, INC.                          BANK ONE, NA (MAIN OFFICE --
                                             CHICAGO), as Administrative Agent


By:  /s/ Vernon J. Nagel                     By: /s/ Timothy J. King
   ------------------------------               -------------------------------
Title: EVP & CFO                             Title: Director


ACUITY LIGHTING GROUP, INC.


By:  /s/ Vernon J. Nagel
   ------------------------------
Title: EVP & CFO


ACUITY SPECIALTY PRODUCTS GROUP, INC.


By:  /s/ Vernon J. Nagel
   ------------------------------
Title: EVP & CFO

  Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT AND AMENDMENT TO INCREASE
                             AGGREGATE COMMITMENT


             ASSIGNEE'S ADMINISTRATIVE INFORMATION SHEET (ATTACHED)

                              BANK ONE INFORMATION

    Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:               SUBSEQUENT OPERATIONS CONTACT:
-----------------------                -----------------------------
Name:                                  Name:
Telephone No.:  (312)                  Telephone No.:  (312)
Fax No.:  (312)                        Fax No.:  (312)
                                       Bank One Telex No.:  190201
                                       (Answerback:   FNBC UT)


INITIAL FUNDING STANDARDS:
-------------------------

Libor - Fund 2 days after rates
are set.

BANK ONE WIRE INSTRUCTIONS:            Bank One, NA, ABA # 071000013
--------------------------
                                       LS2 Incoming Account # 481152860000
                                       Ref:  Acuity Brands, Inc.

ADDRESS FOR NOTICES FOR BANK ONE:      1 Bank One Plaza, Chicago, IL  60670
--------------------------------
                                       Attn: Agency Compliance Division,
                                       Suite IL1-0353
                                       Fax No. (312) 732-2038 or (312) 732-4339


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